Atlantic Energy, Inc. and Subsidiaries    Exhibit  A
         Consolidating Statement of Income and Retained Earnings
                            December 31, 1996
                         (thousands of dollars)
                                                            Atlantic
                                                             Energy,
                                                             Inc.

                           Operating Revenues
     Electric                                            $      -
     Other                                                      -
    Total Operating Revenue                                     -

                           Operating Expenses:
    Energy                                                     -
     Purchased Capacity                                         -
     Operations                                                3,894
       Maintenance                                                -
     Depreciation and Amortization                                 4
     State Excise Taxes                                         -
     State Income Taxes                                         -
    Federal Income Taxes                                     (1,959)
     Other Taxes                                                -
    Total Operating Expenses                                   1,939
    Operating Income and Expense                              (1,939)

                        Other Income and Expense:
     AFDC Equity Funds                                          -
     Earnings from Subsidiary Companies                       72,252
       Earnings from Investees                                    -
     Miscellaneous Income-Net                                     57
    Total Other Income and Expense                            72,309

    Income Before Interest Charges                            70,370

                            Interest Charges:
    Interest on Long Term Debt                                1,510
     Other Interest Expense                                      189
    Total Interest Charges                                     1,699
    Allowance for Borrowed Funds Used During Construction       -
    Net Interest Charges                                       1,699
             Less Preferred Securities Dividend Requirements
     of Subsidiary                                            (9,904)
    Net Income (Loss)                                         58,767
    Preferred Stock Dividend Requirements                       -

   Income Available for Common Stock                       $ 58,767

    Retained Earnings Beginning of Period                   $249,741
    Net Income (Loss)                                         58,767
    Dividends-Common Stock                                   (81,163)
    Dividends-Preferred Stock                                   -
    Preferred Stock Expense                                     -
    Other Changes                                                285
    Retained Earnings, End of Period                        $227,630

                               Page 1 of 6

      Atlantic Energy, Inc. and Subsidiaries
         Consolidating Statement of Income and Retained Earnings
                             December 31, 1996
                          (thousands of dollars)
                                                      Atlantic
                                                       Energy,
                                                    International
                                                         Inc.

Operating Revenues
 Electric                                              $    -
 Other                                                        12
Total Operating Revenue                                       12

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                                  944
 Maintenance                                                -
 Depreciation and Amortization                                 5
 State Excise Taxes                                         -
 State Income Taxes                                         -
 Federal Income Taxes                                       (328)
 Other Taxes                                                -
Total Operating Expenses                                     621
Operating Income and Expense                                (609)

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                         -
 Earnings from Investees                                    -
 Miscellaneous Income-Net                                   -
Total Other Income and Expense                              -

Income Before Interest Charges                              (609)

Interest Charges:
 Interest on Long Term Debt                                 -
 Other Interest Expense                                     -
Total Interest Charges                                      -
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                        -
Less Preferred Securities Dividend Requirements
 of Subsidiary                                              -
Net Income (Loss)                                           (609)
Preferred Stock Dividend Requirements                       -

Income Available for Common Stock                       $   (609)

Retained Earnings Beginning of Period                   $   -
Net Income (Loss)                                           (609)
Dividends-Common Stock                                      -
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                               -
Retained Earnings, End of Period                        $   (609)

                                Page 2 of 6

    Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1996
                          (thousands of dollars)
                                                       Atlantic
                                                        City
                                                       Electric
                                                          Co.
                                                        Consol.
Operating Revenues
 Electric                                              $ 982,492
 Other                                                      -
Total Operating Revenue                                  982,492

Operating Expenses:
 Energy                                                  223,091
 Purchased Capacity                                      195,699
 Operations                                              156,891
 Maintenance                                              44,462
 Depreciation and Amortization                            80,845
 State Excise Taxes                                      104,815
 State Income Taxes                                         -
 Federal Income Taxes                                     32,272
 Other Taxes                                               9,888
Total Operating Expenses                                 847,963
Operating Income and Expense                             134,529

Other Income and Expense:
 AFDC Equity Funds                                           879
 Earnings from Subsidiary Companies                         -
 Earnings from Investees                                    -
 Miscellaneous Income-Net                                  4,908
Total Other Income and Expense                             5,787

Income Before Interest Charges                           140,316

Interest Charges:
 Interest on Long Term Debt                               60,029
 Other Interest Expense                                    4,818
Total Interest Charges                                    64,847
Allowance for Borrowed Funds Used During Construction       (976)
Net Interest Charges                                      63,871
Less Preferred Securities Dividend Requirements
 of Subsidiary                                            (1,428)
Net Income (Loss)                                         75,017
Preferred Stock Dividend Requirements                     (9,904)

Income Available for Common Stock                      $  65,113

Retained Earnings Beginning of Period                  $ 252,484
Net Income (Loss)                                         75,017
Dividends-Common Stock                                   (82,163)
Dividends-Preferred Stock                                 (9,904)
Preferred Stock Expense                                     (486)
Other Changes                                                -
Retained Earnings, End of Period                       $ 234,948

                                Page 3 of 6

    Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1996
                          (thousands of dollars)
                                                       Atlantic
                                                        Energy
                                                     Enterprises
                                                         Inc.
                                                     Consolidated

Operating Revenues
 Electric                                               $   -
 Other                                                     9,752
Total Operating Revenue                                    9,752

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                               10,183
 Maintenance                                                 117
 Depreciation and Amortization                               742
 State Excise Taxes                                         -
 State Income Taxes                                          265
 Federal Income Taxes                                     (1,519)
 Other Taxes                                                 319
Total Operating Expenses                                  10,107
Operating Income and Expense                                (355)

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                         -
 Earnings from Investees                                   3,326
 Miscellaneous Income-Net                                 (2,557)
Total Other Income and Expense                               769

Income Before Interest Charges                               414

Interest Charges:
 Interest on Long Term Debt                                  468
 Other Interest Expense                                    2,102
Total Interest Charges                                     2,570
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                       2,570
Less Preferred Securities Dividend Requirements
 of Subsidiary                                              -
Net Income (Loss)                                         (2,156)
Preferred Stock Dividend Requirements                       -

Income Available for Common Stock                       $ (2,156)

Retained Earnings Beginning of Period                   $ (9,382)
Net Income (Loss)                                         (2,156)
Dividends-Common Stock                                      -
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                               -
Retained Earnings, End of Period                        $(11,538)
                                Page 4 of 6

    Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1996
                          (thousands of dollars)
                                                     Elimination
                                                      & Reclass
                                                       Entries
                                                    (Debit)Credit

Operating Revenues
 Electric                                              $  (2,237)
 Other                                                    (9,764)
Total Operating Revenue                                  (12,001)

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                               15,114
 Maintenance                                                 161
 Depreciation and Amortization                               750
 State Excise Taxes                                         -
 State Income Taxes                                          265
 Federal Income Taxes                                     (3,806)
 Other Taxes                                                 319
Total Operating Expenses                                  12,803
Operating Income and Expense                                 802

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                      (72,252)
 Earnings from Investees                                  (3,326)
 Miscellaneous Income-Net                                 (1,745)
Total Other Income and Expense                           (77,323)

Income Before Interest Charges                           (76,521)

Interest Charges:
 Interest on Long Term Debt                                1,978
 Other Interest Expense                                    2,291
Total Interest Charges                                     4,269
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                       4,269
Less Preferred Securities Dividend Requirements
 of Subsidiary                                              -
Net Income (Loss)                                        (72,252)
Preferred Stock Dividend Requirements                      9,904

Income Available for Common Stock                      $ (62,348)

Retained Earnings Beginning of Period                  $(243,102)
Net Income (Loss)                                        (72,252)
Dividends-Common Stock                                    82,163
Dividends-Preferred Stock                                  9,904
Preferred Stock Expense                                      486
Other Changes                                               -
Retained Earnings, End of Period                       $(222,801)

                                Page 5 of 6

    Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1996
                          (thousands of dollars)
                                                       Atlantic
                                                        Energy,
                                                         Inc.
                                                     Consolidated
Operating Revenues
 Electric                                               $980,255
 Other                                                      -
Total Operating Revenue                                  980,255

Operating Expenses:
 Energy                                                  223,091
 Purchased Capacity                                      195,699
 Operations                                              156,799
 Maintenance                                              44,418
 Depreciation and Amortization                            80,845
 State Excise Taxes                                      104,815
 State Income Taxes                                         -
 Federal Income Taxes                                     32,272
 Other Taxes                                               9,888
Total Operating Expenses                                 847,827
Operating Income and Expense                             132,428

Other Income and Expense:
 AFDC Equity Funds                                           879
 Earnings from Subsidiary Companies                         -
 Earnings from Investees                                    -
 Miscellaneous Income-Net                                    663
Total Other Income and Expense                             1,542

Income Before Interest Charges                           133,970

Interest Charges:
 Interest on Long Term Debt                               60,029
 Other Interest Expense                                    4,818
Total Interest Charges                                    64,847
Allowance for Borrowed Funds Used During Construction      (976)
Net Interest Charges                                      63,871
Less Preferred Securities Dividends Requirements
 of Subsidiary                                           (11,332)
Net Income (Loss)                                         58,767
Preferred Stock Dividend Requirements                       -

Income Available for Common Stock                       $ 58,767

Retained Earnings Beginning of Period                   $249,741
Net Income (Loss)                                         58,767
Dividends-Common Stock                                   (81,163)
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                                285
Retained Earnings, End of Period                        $227,630

                                Page 6 of 6

   Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)

                                                       Atlantic
                                                        Energy,
                                                         Inc.
ASSETS
 Electric Utility Plant:                             $
  In Service                                               -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -
  Investment in Subsidiary Companies                    820,250
  Investment in Leveraged Leases                           -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property and Equipment-Net                      14
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                           820,264
Current Assets:
  Cash and Temporary Investments                            784
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                         8,275
    Allowance for Doubtful Accounts                        -
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                           1,684
  Dividends Receivable-Subsidiaries                      20,291
  Accounts Receivable-Associated Companies               13,350
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other                                                     882
Total Current Assets                                     45,266
Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Unamortized Debt Costs                                  -
   Unrecovered State Excise Taxes                          -
   Recoverable Federal Income Taxes                        -
   Deferred Income Taxes                                     13
   Other Regulatory Assets                                 -
   License Fees                                            -
   Other                                                    149
Total Deferred Debits                                       162

Total Assets                                         $  865,692
                               Page 1 of 12

   Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)

                                                       Atlantic
                                                        Energy,
                                                         Inc.
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $  562,747
    Other Equity                                           -
    Unearned Compensation                                  -
    Retained Earnings                                   227,630
    Total Common Shareholder's Equity                   790,377
    Preferred Securities of Atlantic Electric
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
     Cumulative Quarterly Income
      Preferred Securities                                 -
Long Term Debt                                             -
Total Capitalization                                    790,377
Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations - Current Portion              -
  Long Term Debt - Current Portion                       37,575
  Short Term Debt                                          -
  Accounts Payable                                         -
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                  16,041
  Taxes Accrued                                              10
  Interest Accrued                                          251
  Dividends Declared                                     20,291
  Deferred Income Taxes                                    -
  Provision for Rate Refunds                               -
  Other                                                   1,147
Total Current Liabilities                                75,315
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                    -
Total Deferred Credits
   and Other Liabilities                                   -

Total Liabilities and Capitalization                 $  865,692






                               Page 2 of 12

   Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)

                                                       Atlantic
                                                        Energy,
                                                    International
                                                          Inc.
ASSETS
 Electric Utility Plant:                             $
  In Service                                               -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -
 Electric Utility Plant-Net                                -
  Investment in Subsidiary Companies                       -
  Investment in Leveraged Leases                           -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property and Equipment-Net                      17
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                                17
Current Assets:
  Cash and Temporary Investments                           -
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                            12
    Allowance for Doubtful Accounts                        -
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                            -
  Dividends Receivable-Subsidiaries                        -
  Accounts Receivable-Associated Companies                  328
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other                                                      20
Total Current Assets                                        360
Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Unamortized Debt Costs                                  -
   Unrecovered State Excise Taxes                          -
   Recoverable Federal Income Taxes                        -
   Deferred Income Taxes                                   -
   Other Regulatory Assets                                 -
   License Fees                                            -
   Other                                                   -
Total Deferred Debits                                      -

Total Assets                                         $      377

                               Page 3 of 12


                 Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)

                                                       Atlantic
                                                        Energy,
                                                    International
                                                         Inc.
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $     -
    Other Equity                                           -
    Unearned Compensation                                  -
    Retained Earnings                                      (609)
    Total Common Shareholder's Equity                      (609)
    Preferred Securities of Atlantic Electric
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
     Cumulative Quarterly Income
      Preferred Securities                                 -
Long Term Debt                                             -
Total Capitalization                                       (609)
Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations - Current Portion              -
  Long Term Debt- Current Portion                          -
  Short Term Debt                                          -
  Accounts Payable                                           69
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                     917
  Taxes Accrued                                            -
  Interest Accrued                                         -
  Dividends Declared                                       -
  Deferred Income Taxes                                    -
  Provision for Rate Refunds                               -
  Other                                                    -
Total Current Liabilities                                   986
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                    -
Total Deferred Credits
   and Other Liabilities                                   -

Total Liabilities and Capitalization                 $      377







                               Page 4 of 12

   Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)

                                                    Atlantic City
                                                    Electric Co.
                                                    Consolidated
ASSETS
 Electric Utility Plant:
  In Service                                         $2,508,220
  Less Accumulated Depreciation                        (871,531)
  Net                                                 1,636,689
  Construction Work in Progress                         117,188
  Land Held for Future Use                                5,604
  Leased Property-Net                                    39,914
 Electric Utility Plant-Net                           1,799,395
  Investment in Subsidiary Companies                      -
  Investment in Leveraged Leases                          -
  Nuclear Decommissioning Trust Fund                     71,120
  Nonutility Property and Equipment Net                   7,588
  Other Investments and Funds                             2,162
Total Nonutility Property and
  Investments                                            80,870
Current Assets:
  Cash and Temporary Investments                          7,927
  Accounts Receivable:
    Utility Service                                      64,432
    Miscellaneous                                        19,927
    Allowance for Doubtful Accounts                      (3,500)
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                            -
  Dividends Receivable-Subsidiaries                        -
  Accounts Receivable-Associated Co.                      1,723
  Unbilled Revenues                                      33,315
  Fuel (at average cost)                                 29,603
  Materials and Supplies (at average cost)               23,815
  Working Funds                                          15,517
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                  33,529
  Prepaid Excise Tax                                      7,125
  Other                                                  10,089
Total Current Assets                                    243,502
Deferred Debits:
   Unrecovered Purchased Power Costs                     83,400
   Unamortized Debt Costs                                43,579
   Unrecovered State Excise Taxes                        54,714
   Recoverable Federal Income Taxes                      85,858
   Deferred Income Taxes                                   -
   Other Regulatory Assets                               59,575
   License Fees                                            -
   Other                                                  9,848
Total Deferred Debits                                   336,974

Total Assets                                         $2,460,741
                               Page 5 of 12

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                    Atlantic City
                                                    Electric Co.
                                                    Consolidated

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $   54,963
    Other Equity                                        489,104
    Unearned Compensation                                  -
    Retained Earnings                                   234,948
    Total Common Shareholder's Equity                   779,015
    Preferred Securities of Atlantic Electric
      Not Subject to Mandatory Redemption                30,000
      Subject to Mandatory Redemption                    43,950
      Cumulative Quarterly Income
       Preferred Securities                              70,000
Long Term Debt                                          802,245
Total Capitalization                                  1,725,210
Current Liabilities:
  Preferred Stock Redemption Requirement                 10,000
  Capital Lease Obligations - Current                       702
  Long Term Debt - Current Portion                          175
  Short Term Debt                                        64,950
  Accounts Payable                                       63,644
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                   7,398
  Taxes Accrued                                           7,494
  Interest Accrued                                       19,619
  Dividends Declared                                     21,701
  Deferred Income Taxes                                   3,190
  Provision for Rate Refunds                             13,000
  Other                                                  22,390
Total Current Liabilities                               234,263
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 357,581
  Deferred Income Tax Credits                            46,577
  Capital Lease Obligations                              39,212
  Other                                                  57,898
Total Deferred Credits
   and Other Liabilities                                501,268

Total Liabilities and Capitalization                 $2,460,741






                               Page 6 of 12

      Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1996
                          (thousands of dollars)
                                                      Atlantic
                                                       Energy
                                                     Enterprises
                                                        Inc.
                                                    Consolidated
ASSETS
 Electric Utility Plant:
  In Service                                         $    -
  Less Accumulated Depreciation                           -
  Net                                                     -
  Construction Work in Progress                           -
  Land Held for Future Use                                -
  Leased Property-Net                                     -
 Electric Utility Plant-Net                               -
  Investment in Subsidiary Companies                      -
  Investment in Leveraged Leases                         79,687
  Nuclear Decommissioning Trust Fund                      -
  Nonutility Property and Equipment-Net                  38,528
  Other Investments and Funds                            51,388
Total Nonutility Property and
  Investments                                           169,603
Current Assets:
  Cash and Temporary Investments                          6,567
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                         4,395
    Allowance for Doubtful Accounts                        -
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                            -
  Dividends Receivable-Subsidiaries                        -
  Accounts Receivable-Associated Companies               15,713
  Unbilled Revenues                                        -
  Fuel (at average cost)                                     79
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Prepaid Excise Tax                                       -
  Other                                                     363
Total Current Assets                                     27,117
Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Unamortized Debt Costs                                   844
   Unrecovered State Excise Taxes                          -
   Recoverable Federal Income Taxes                        -
   Deferred Income Taxes                                    114
   Other Regulatory Assets                                 -
   License Fees                                          17,733
   Other                                                  2,073
Total Deferred Debits                                    20,764

Total Assets                                         $  217,484
                               Page 7 of 12

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                      Atlantic
                                                       Energy
                                                     Enterprises
                                                        Inc.
                                                    Consolidated
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $   48,762
    Other Equity                                          1,770
    Unearned Compensation                                  -
    Retained Earnings                                   (11,538)
    Total Common Shareholder's Equity                    38,994
    Preferred Securities of Atlantic Electric
      Not Subject to Mandatory Redemption                   -
      Subject to Mandatory Redemption                       -
      Cumulative Quarterly Income
      Preferred Securities                                  -
Long Term Debt                                           27,500
Total Capitalization                                     66,494
Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Capital Lease Obligations - Current Portion              -
  Long Term Debt - Current Portion                       60,500
  Short Term Debt                                          -
  Accounts Payable                                        2,795
  Advances-Associated Companies                           1,684
  Accounts Payable-Associated Companies                   6,819
  Taxes Accrued                                            -
  Interest Accrued                                          371
  Dividends Declared                                       -
  Deferred Income Taxes                                    -
  Provision for Rate Refunds                               -
  Other                                                   1,158
Total Current Liabilities                                73,327
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                  76,527
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                   1,136
Total Deferred Credits
   and Other Liabilities                                 77,663

Total Liabilities and Capitalization                 $  217,484





                               Page 8 of 12

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)

                                              Eliminations and
                                              Reclassifications
                                             Debits       Credits

ASSETS
 Electric Utility Plant:
In Service                                  $   -     $   -
  Less Accumulated Depreciation                 -         -
  Net                                           -         -
  Construction Work in Progress                 -         -
  Land Held for Future Use                      -         -
  Leased Property-Net                           -         -
Electric Utility Plant-Net                      -         -
 Investment in Subsidiary Companies             -      820,250
 Investment in Leveraged Leases                 -         -
  Nuclear Decommissioning Trust Fund            -         -
  Nonutility Property and Equipment-Net         -         -
  Other Investments and Funds                   -         -
Total Nonutility Property and
  Investments                                   -      820,250
Current Assets:
  Cash and Temporary Investments                -         -
  Accounts Receivable:
    Utility Service                             -         -
    Miscellaneous                               -           62
    Allowance for Doubtful Accounts             -         -
  Notes Receivable-Associated Companies         -         -
  Advances-Associated Companies                 -        1,684
  Dividends Receivable-Subsidiaries             -       20,291
  Accounts Receivable-Associated Companies      -       31,114
  Unbilled Revenues                             -         -
  Fuel (at average cost)                        -         -
  Materials and Supplies (at average cost)      -         -
  Working Funds                                 -         -
  Deferred Income Taxes                         -         -
  Deferred Energy Costs                         -         -
  Prepaid Excise Tax                            -         -
  Other                                         -         -
Total Current Assets                            -       53,151
Deferred Debits:
   Unrecovered Purchased Power Costs            -         -
   Unamortized Debt Costs                       -         -
   Unrecovered State Excise Taxes               -         -
   Recoverable Federal Income Taxes             -         -
   Deferred Income Taxes                        -         -
   Other Regulatory Assets                      -         -
   License Fees                                 -         -
   Other                                      2,851      2,982
Total Deferred Debits                         2,851      2,982

Total Assets                               $  2,851   $876,383

                               Page 9 of 12

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)

                                              Eliminations and
                                              Reclassifications
                                             Debits       Credits
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                            $103,725   $   -
    Other Equity                             495,370      4,496
    Retained Earnings                        222,801       -
    Unearned Compensation                      2,982       -
    Total Common Shareholder's Equity        824,878      4,496
    Preferred Securities of Atlantic Electric
      Not Subject to Mandatory Redemption       -          -
      Subject to Mandatory Redemption           -          -
      Cumulative Quarterly Income
       Preferred Securities                     -          -
Long Term Debt                                  -          -
Total Capitalization                         824,878      4,496
Current Liabilities:
  Preferred Stock Redemption Requirement        -           -
  Capital Lease Obligations - Current Portion   -           -
  Long Term Debt - Current Portion              -           -
  Short Term Debt                               -           -
  Accounts Payable                              -           -
  Advances-Associated Companies                1,684        -
  Accounts Payable-Associated Companies       31,175        -
  Taxes Accrued                                 -           -
  Interest Accrued                              -           -
  Dividends Declared                          20,291        -
  Deferred Income Taxes                         -           -
  Provision for Rate Refunds                    -           -
  Other                                         -           -
Total Current Liabilities                     53,150        -
Deferred Credits and Other Liabilities:
  Deferred Income Taxes                         -           -
  Deferred Income Tax Credits                   -           -
Capital Lease Obligations                       -           -
  Other                                         -           -
Total Deferred Credits
   and Other Liabilities                        -           -

Total Liabilities and Capitalization        $878,028    $  4,496








                               Page 10 of 12

   Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)
                                                           Atlantic
                                                         Energy, Inc.
                                                         Consolidated
Assets
 Electric Utility Plant:
  In Service                                          $2,508,220
  Less Accumulated Depreciation                         (871,531)
  Net                                                  1,636,689
  Construction Work in Progress                          117,188
  Land Held for Future Use                                 5,604
  Leased Property-Net                                     39,914
  Electric Utility Plant-Net                           1,799,395
  Investment in Subsidiary Companies                        -
  Investment in Leveraged Leases                          79,687
  Nuclear Decommissioning Trust Fund                      71,120
  Nonutility Property and Equipment-Net                   46,147
  Other Investments and Funds                             53,550
Total Nonutility Property and
  Investments                                            250,504

Current Assets:
  Cash and Temporary Investments                          15,278
  Accounts Receivable:
    Utility Service                                       64,432
   Miscellaneous                                          32,547
    Allowance for Doubtful Accounts                       (3,500)
  Notes Receivable-Associated Companies                     -
  Advances-Associated Companies                             -
  Dividends Receivable-Subsidiaries                         -
Accounts Receivable-Associated Companies                    -
  Unbilled Revenues                                       33,315
  Fuel (at average cost)                                  29,682
  Materials and Supplies (at average cost)                23,815
  Working Funds                                           15,517
  Deferred Income Taxes                                     -
  Deferred Energy Costs                                   33,529
  Prepaid Excise Tax                                       7,125
  Other                                                   11,354
Total Current Assets                                     263,094
Deferred Debits:
   Unrecovered Purchased Power Costs                      83,400
   Unamortized Debt Costs                                 44,423
   Unrecovered State Excise Taxes                         54,714
   Recoverable Federal Income Taxes                       85,858
   Deferred Income Taxes                                     127
   Other Regulatory Assets                                59,575
   License Fees                                           17,733
   Other                                                  11,939
Total Deferred Debits                                    357,769

Total Assets                                          $2,670,762

                              Page 11 of 12



                  Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1996
                         (thousands of dollars)


                                                       Atlantic
                                                        Energy,
                                                         Inc.
                                                     Consolidated

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Shareholder's Equity:
    Common Stock                                     $  562,746
    Other Equity                                           -
    Retained Earnings                                   227,630
    Unearned Compensation                                (2,982)
    Total Common Shareholder's Equity                   787,394
    Preferred Securities of Atlantic Electric
      Not Subject to Mandatory Redemption                30,000
      Subject to Mandatory Redemption                    43,950
      Cumulative Quarterly Income
       Preferred Securities                              70,000
Long Term Debt                                          829,745
Total Capitalization                                  1,761,089

Current Liabilities:
  Preferred Stock Redemption Requirement                 10,000
  Capital Lease Obligation-Current Portion                  702
  Long Term Debt - Current Portion                       98,250
  Short Term Debt                                        64,950
  Accounts Payable                                       66,508
  Advances-Associated Companies                            -
  Accounts Payable-Associated Companies                    -
  Taxes Accrued                                           7,504
  Interest Accrued                                       20,241
  Dividends Declared                                     21,701
  Deferred Income Taxes                                   3,190
  Provision for Rate Refunds                             13,000
  Other                                                  24,696
Total Current Liabilities                               330,742

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 434,108
  Deferred Income Tax Credits                            46,577
  Capital Lease Obligations                              39,212
  Other                                                  59,034
Total Deferred Credits
   and Other Liabilities                                578,931

Total Liabilities and Capitalization                 $2,670,762



                               Page 12 of 12